UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

MORGAN STANLEY MORTGAGE SECURITIES TRUST

(Name of Registrant as Specified In Its Charter)

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☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

June 5, 2025

MORGAN STANLEY MORTGAGE SECURITIES TRUST

c/o Morgan Stanley Investment Management Inc.

1585 Broadway

New York, New York 10036

Notice of Adjournment of Special Meeting of Shareholders

The Special Meeting of Shareholders of Morgan Stanley Mortgage Securities Trust initially held on June 5, 2025, was adjourned to June 11, 2025, at 3:00 p.m. Eastern time due to a lack of voter participation.  The meeting will be held at 1585 Broadway, 27th Floor, Room D, New York, NY 10036. Please contact EQ Fund Solutions LLC with any questions toll-free at (888) 540-8736 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday, or 10:00 a.m. to 6:00 p.m. Eastern Time on Saturday.